Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of M.L. Macadamia Orchards, L.P. (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned management of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(1)          The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John W.A. Buyers

John W.A. Buyers

Chairman and Chief Executive Officer

August 13, 2003

/s/ Dennis J. Simonis

Dennis J. Simonis

President and Chief Operating Officer

August 13, 2003

/s/ Wayne W. Roumagoux

Wayne W. Roumagoux

Senior Financial Officer

August 13, 2003